POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Patrick W. D. Turley, Erin G. Wagner, and Thomas C. Bogle her true and lawful attorney-in-fact and agent, with full power in each of them to sign in her name, to make, execute and sign the Registration Statement of ICAP Funds, Inc. (“Funds”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the MainStay Mid Cap Value Fund and the MainStay Value Fund into the MainStay ICAP Select Equity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms her signature as it may be signed by any of these attorneys-in-fact and agents, or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Susan B. Kerley
Susan B. Kerley	Chairman of the Board and Director	June 23, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Patrick W. D. Turley, Erin G. Wagner, and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of ICAP Funds, Inc. (“Funds”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the MainStay Mid Cap Value Fund and the MainStay Value Fund into the MainStay ICAP Select Equity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ John Y. Kim
John Y. Kim	Director	June 23, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Patrick W. D. Turley, Erin G. Wagner, and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of ICAP Funds, Inc. (“Funds”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the MainStay Mid Cap Value Fund and the MainStay Value Fund into the MainStay ICAP Select Equity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Peter Meenan
Peter Meenan	Director	June 23, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Patrick W. D. Turley, Erin G. Wagner, and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of ICAP Funds, Inc. (“Funds”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the MainStay Mid Cap Value Fund and the MainStay Value Fund into the MainStay ICAP Select Equity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Richard H. Nolan, Jr.
Richard H. Nolan, Jr.	Director	June 23, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Patrick W. D. Turley, Erin G. Wagner, and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of ICAP Funds, Inc. (“Funds”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the MainStay Mid Cap Value Fund and the MainStay Value Fund into the MainStay ICAP Select Equity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Roman L. Weil
Roman L. Weil	Director	June 23, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Patrick W. D. Turley, Erin G. Wagner, and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of ICAP Funds, Inc. (“Funds”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the MainStay Mid Cap Value Fund and the MainStay Value Fund into the MainStay ICAP Select Equity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ John A. Weisser, Jr.
John A. Weisser, Jr.	Director	June 23, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Patrick W. D. Turley, Erin G. Wagner, and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of ICAP Funds, Inc. (“Funds”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the MainStay Mid Cap Value Fund and the MainStay Value Fund into the MainStay ICAP Select Equity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Alan R. Latshaw
Alan R. Latshaw	Director	June 23, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Patrick W. D. Turley, Erin G. Wagner, and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of ICAP Funds, Inc. (“Funds”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the MainStay Mid Cap Value Fund and the MainStay Value Fund into the MainStay ICAP Select Equity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Richard S. Trutanic
Richard S. Trutanic	Director	June 23, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Patrick W. D. Turley, Erin G. Wagner, and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of ICAP Funds, Inc. (“Funds”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the MainStay Mid Cap Value Fund and the MainStay Value Fund into the MainStay ICAP Select Equity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Stephen P. Fisher
Stephen P. Fisher	President	June 23, 2009

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Patrick W. D. Turley, Erin G. Wagner, and Thomas C. Bogle his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of ICAP Funds, Inc. (“Funds”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the MainStay Mid Cap Value Fund and the MainStay Value Fund into the MainStay ICAP Select Equity Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Funds and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Jack. R. Benintende
Jack R. Benintende	Treasurer and Principal Financial and Accounting Officer	June 23, 2009